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Exhibit 10.44

                               WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE WARRANTS, SHARES OR OTHER SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

             EXERCISABLE FROM 12:00 P.M. LOUISVILLE, KENTUCKY TIME,
                            ON OCTOBER 17, 1996 UNTIL
            11:59 P.M., LOUISVILLE, KENTUCKY TIME ON OCTOBER 16, 2001

                           No. _____ xxx,xxx Warrants

                               WARRANT CERTIFICATE

                           VIDEOLAN TECHNOLOGIES, INC.

     This Warrant Certificate certifies that First Bermuda Securities Limited or registered assigns, is the registered holder of xxx,xxx Warrants (the "Warrants") expiring October 16, 2001 (the "Expiration Date"), to purchase Common Stock, par value $.01 per share (the "Common Stock") of VideoLan Technologies, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder to purchase from the Company before 11:59 p.m. (Louisville, Kentucky time) on the "Expiration Date" one fully paid and nonassessable share of Common Stock of the Company at the initial exercise price for each Warrant, subject to adjustment in certain events (the "Exercise Price"), of $4.375 provided that upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but only subject to the terms and conditions set forth herein and in the Warrant Agreement and Registration Rights Agreement. As used herein, "Share" or "Shares" refers to the Common Stock of the Company and, where appropriate, to the other securities or property issuable upon exercise of a Warrant as provided for in the Warrant Agreement upon the happening of certain events. The Exercise Price and the number of Shares and classes of capital stock purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his or her assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant.

     No Warrant may be exercised after 11:59 P.M. (Louisville, Kentucky Time) on the Expiration Date. All Warrants evidenced hereby shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to a Warrant Agreement, dated as of October 17, 1996 (the "Warrant Agreement"), and a Registration Rights Agreement (the "Registration Rights Agreement") duly executed by the Company and First Bermuda which Warrant Agreement and Registration Rights Agreement are hereby incorporated by reference in and made a part of this instrument and are hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words
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"holders" or "holder" meaning the registered holders or registered holder of the
Warrant Certificates of Shares).

     The Company may deem and treat the person(s) registered in the Company's register as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meaning assigned to them in the Warrant Agreement.

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE WARRANTS, SHARES OR OTHER SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated:                              VIDEOLAN TECHNOLOGIES, INC.

Attested

_________________________           By:   ______________________
Secretary                           Its:  Chief Executive Officer
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                              ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise this Warrant and to purchase ____________ shares of VideoLan Technologies, Inc. Common Stock issuable upon the exercise of this Warrant, and requests that certificates for such shares shall be issued in the name of:

                                     (Name)

                                   (Address)

                (United States Social Security or other taxpayer
                       identifying number, if applicable)

and, if different from above, be delivered to:

                                     (Name)


                                    (Address)

and, if the number of Warrant Shares so purchased are not all of the Warrant Shares issuable upon exercise of this Warrant, that a Warrant to purchase the balance of such Warrant Shares be registered in the name of, and delivered to, the undersigned at the address stated below.

Date:                   , 19_

Name of Registered Owner:

Address:

Signature: